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                                                                    EXHIBIT 99.3

                          CONSENT OF DIRECTOR NOMINEE


I hereby consent to being named as a nominee to the Board of Directors of Visteon Corporation, a Delaware corporation, in its Registration Statement on Form S-1, (File No. 333-38388), and any and all amendments or supplements thereto, to be filed with the U.S. Securities and Exchange Commission.


June 6, 2000                                 /s/ ROBERT H. JENKINS
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                                             SIGNATURE

                                             ROBERT H. JENKINS
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                                             TYPE OR PRINT NAME